                                 Exhibit (j)(2)
                            Consent of Ropes & Gray

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 52 to the Registration Statement of One Group(R) Mutual Funds on Form N-1A (Nos. 2-95973 and 811-4236) under the Securities Act of 1933, as amended.




                                                              /s/ Ropes & Gray
                                                              ROPES & GRAY


Washington, D.C.
June 1, 2000



                                      199